SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 14 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) January 26, 1998



                                  MASTEC, INC.
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               (Exact Name of Registrant as Specified in Charter)




               Delaware                0-3797                 59-1259279
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     (State or Other Jurisdiction    (Commission            (IRS Employer
         of Incorporation)            File Number)       Identification No.)


               3155 N.W. 77th Avenue, Miami, Florida           33122-1205
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                (Address of Principal Executive Offices)       (Zip Code)


       Registrant's telephone number, including area code: (305) 599-1800


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

                             Item 5.        Other Events

         On January 26, 1998, MasTec, Inc. announced that it had reached an agreement with the unions representing its Spanish workforce regarding the terms of a new collective bargaining agreement, subject to ratification and final documentation. The agreement contemplates reductions in administrative positions, reductions in certain non-wage compensation and increases in productivity benchmarks. The agreement also contemplates an increase in base wage rates for remaining union workers.


         The Company has issued a press releases announcing the foregoing event, copies of which are attached as exhibit 99.1 which is incorporated herein by reference.

                             Item 7.        Financial Statements and Exhibits.

                             (c)

99.1                         Press release dated January 26, 1998.

                                                                SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




        Date: January 30, 1998.         /s/ Edwin D. Johnson
        ---------------------------
                                        Edwin D. Johnson
                                        Senior Vice President-
                                        Chief Financial Officer
                                        (Principal Financial Officer
                                          and Authorized Officer)